Exhibit 10.54
CONTRIBUTION AGREEMENT
Between
FIRST STATES GROUP, L.P.
And
THE PARTNERS IN
FIRST STATES PARTNERS II, LP
Dated as of October 26, 2005
IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME

1

CONTRIBUTION AGREEMENT
     THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of the 26th day of October, 2005 (the “Contract Date”), by and among each holder of a partnership interest in FIRST STATES PARTNERS II, LP, a Delaware limited partnership (the “Owner”), as named on Exhibit A hereto (each such holder is a “Contributor” and, collectively, are the “Contributors”) and FIRST STATES GROUP, L.P., a Delaware limited partnership (the “FSG”).
Background
     A. Owner is the owner of a property commonly referred to as 123 S. Broad St., Philadelphia, Pennsylvania.
     B. By letter dated October 14, 2005, FSG made on an offer to each Contributor to purchase all of the limited partnership interest in the Owner that it did not already own (the “Contributed Interests”).
     C. FSG and the Contributors desire to enter into this Agreement relating to the contribution and conveyance of the Contributed Interests to FSG in exchange for OP Units (as defined below).
Agreement
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties agree as follows:
1. DEFINITIONS.
          All terms which are not otherwise defined in this Agreement shall have the meaning set forth in this Section 1.
     1.1 “Accredited Investor” shall have the meaning set forth in Regulation D promulgated under the Securities Act of 1933, as amended.
     1.2 “General Partner” shall mean First States Group, LLC, the sole general partner of FSG, the operating partnership of the REIT.
     1.3 “Partnership Agreement” shall mean the Amended and Restated Agreement of Limited Partnership of FSG dated September 10, 2002, as amended from time to time prior to and including the Contract Date.
     1.4 “REIT” means American Financial Realty Trust, a publicly-traded Maryland real estate investment trust.
     1.5 “SEC” shall mean the Securities and Exchange Commission.

     1.6 “Securities Act” shall mean the Securities Act of 1933, as amended.
2. CONTRIBUTION.
          The Contributors agree to contribute and convey to FSG, and FSG shall accept and take from the Contributors, on the terms and conditions set forth in this Agreement, all of the Contributor’s right, title and interest in and to the Contributed Interests.
3. PURCHASE PRICE.
     3.1 Payment of Purchase Price. In consideration of the contribution of the Contributed Interests to FSG, and subject to the terms of this Agreement, FSG shall pay the total purchase price of 303,425 units of limited partnership interest in FSG (“OP Units”) to the Contributors (the “Purchase Price”) for all of the Contributed Interests.
          3.1.1 The payment of the Purchase Price by FSG shall be made through the issuance to each Contributor the number of OP Units set forth on Exhibit A next to the name of such Contributor in exchange for their contribution to the FSG of the portion of the Contributed Interests that they own. FSG and the Contributors stipulate and agree that a true and correct calculation of the Purchase Price is set forth on Exhibit A hereto.
4. OP UNITS; INVESTOR MATERIALS.
     4.1 OP Units.
          4.1.1 The OP Units shall be redeemable for shares of beneficial interest of the REIT or cash (or a combination thereof) at the discretion of the General Partner and in accordance with the procedures described herein and in the Partnership Agreement.
          4.1.2 Each Contributor hereby directs FSG to deliver the OP Units as a book entry in its stock ledger issued in the names of, and for distribution to, those Contributors set forth on Exhibit A attached hereto. Each Contributor shall receive the number and type of OP Units set forth on said Exhibit.
          4.1.3 Each Contributor shall provide or cause to be provided to FSG any information and documentation as may reasonably be requested by the FSG in furtherance of the issuance of the OP Units as contemplated hereby, including any representation letter affirming the Contributor’s status as an Accredited Investor (the “Investor Materials”).
          4.1.4 Each Contributor hereby covenants and agrees that it shall deliver or shall cause each of its partners, shareholders and members to deliver to FSG, or to any other party designated by FSG, any documentation that may be required under the Partnership Agreement or any charter document of the REIT, and such other information and documentation as may reasonably be requested by FSG, at such time as any OP Units are redeemed for common shares of beneficial interest of the REIT (“Conversion Shares”).
     4.2 Certain Informational Materials. Each Contributor hereby acknowledges and agrees that the ownership of OP Units by them and their respective rights and obligations as limited partners of FSG (including their right to transfer, encumber, pledge and exchange OP Units) shall be subject to all of the express limitations, terms, provisions and restrictions set forth in this Agreement and in the Partnership Agreement. In that regard, each Contributor hereby covenants and agrees that it shall execute any and all documentation reasonably required by FSG and the REIT to formally memorialize the foregoing. Each Contributor acknowledges that it has received and reviewed copies of the Partnership Agreement, as amended to date, the declaration of trust and bylaws of the REIT and the REIT’s Annual Report to Shareholders for the year ended December 31, 2004. Each Contributor also acknowledges that Form 10-Qs for the quarters ended March 31, 2005 and June 30, 2005, all Form 8-Ks that have been filed by the REIT with the SEC since June 25, 2003 and copies of all material press releases, proxy statements and reports to shareholders issued since June 25, 2003 have been made available through the REIT’s website at www.afrt.com and the SEC’s website at www.sec.gov, and has otherwise had an opportunity to conduct a due diligence review of the affairs of FSG and the REIT and has been afforded the opportunity to ask questions of, and receive additional information from, the REIT regarding the business, operations, conditions (financial or otherwise) and the current prospects of the REIT and FSG.
     4.3 Transfer Requirements. Each Contributor may only sell, transfer, assign, pledge or encumber, or otherwise convey any or all of the OP Units delivered to it and, if applicable, any Conversion Shares, in strict compliance with this Agreement, the Partnership Agreement, the charter documents of the REIT, the Securities Act (and the rules promulgated thereunder), any state securities laws and the rules of the New York Stock Exchange, in each case as may be applicable. A legend may be placed on the face of the certificates evidencing the Conversion Shares to notify the holder of the restrictions on transfer under applicable federal or state securities laws.
5. CONTRIBUTORS’ DELIVERIES. Each Contributor shall make available to FSG, at reasonable times and upon reasonable notice, all documents, contracts, information, Records and exhibits that are in the possession of, or under the control of, Contributor that are pertinent to the transaction that is the subject of this Agreement.

6. REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS.
     6.1 Each Contributor confirms that there exists no financing statements, tax liens (or other liens), encumbrances or judgments against such Contributor encumbering the Contributed Interests which will not be released on or prior to October 26, 2005.
7. REPRESENTATIONS AS TO SECURITIES AND RELATED MATTERS.
     7.1 Contributors. Each Contributor represents and warrants to FSG that the following matters are true and correct as of the date of this Agreement, and covenant as follows:
          7.1.1 Each Contributor represents that its OP Units are being acquired by it with the present intention of holding such OP Units for purposes of investment, and not with a view towards sale or any other distribution. Each Contributor recognizes that it may be required to bear the economic risk of an investment in the OP Units for an indefinite period of time. Each Contributor is an Accredited Investor. Each Contributor has such knowledge and experience in financial and business matters so as to be fully capable of evaluating the merits and risks of an investment in the OP Units. No OP Units will be issued, delivered or distributed to any person or entity who is other than an Accredited Investor. Each Contributor has been furnished with the informational materials described in Section 4.2 above (collectively, the “Informational Materials”), and has read and reviewed the Informational Materials and understands the contents thereof. The Contributors have been afforded the opportunity to ask questions of those persons they consider appropriate and to obtain any additional information they desire in respect of the OP Units and the business, operations, conditions (financial and otherwise) and current prospects of FSG and the REIT. The Contributors have consulted their own financial, legal and tax advisors with respect to the economic, legal and tax consequences of delivery of the OP Units and have not relied on the Informational Materials, FSG, the REIT or any of their officers, directors, affiliates or professional advisors for such advice as to such consequences. No Contributor requires the consent of any other party to consummate the transactions contemplated by this Agreement. Exhibit A accurately sets forth the direct ownership interest of each Contributor in the Owner.
     7.2 FSG. FSG represents and warrants to Contributor that the following matters are true and correct as of the date of this Agreement:
          7.2.1 FSG is a limited partnership duly authorized and validly existing under Delaware law. The performance of this Agreement by FSG has been duly authorized by the General Partner in accordance with the Partnership Agreement, this Agreement will be binding on FSG and enforceable against it in accordance with its terms. FSG has been at all times, and presently intends to continue to be, classified as a partnership or a publicly traded partnership taxable as a partnership for federal income tax purposes and not an association taxable as a corporation or a publicly traded partnership taxable as a corporation.
          7.2.2 The General Partner is a limited liability company duly authorized and validly existing under Delaware law. The performance of this Agreement by the General Partner, as general partner of FSG, has been duly authorized by the REIT, and this Agreement is binding on the General Partner, as general partner of FSG, and enforceable against it, as general partner of FSG, in accordance with its terms.
8. FSG COVENANTS. Each Contributor acknowledges that is has received a copy of the Partnership Agreement, and upon receipt of the OP Units agrees to be subject to and bound by all of the provisions of the Partnership Agreement, including those provisions of the Partnership Agreement applicable to limited partners. In accordance with Section 9.03(a)(v) of the Partnership Agreement and upon receipt of the OP Units, each Contributor irrevocably appoints the General Partner as its true and lawful attorney-in-fact, who may act for each Contributor and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act in accordance with their terms, including amendments thereto. This provision for power of attorney is coupled with an interest and shall survive the dissolution of the Contributor, or the transfer by the Contributor of any part or all of its OP Units.
9. SUCCESSORS AND ASSIGNS. The terms, conditions and covenants of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective nominees, successors, beneficiaries and permitted assigns. Neither party hereto shall have any right to assign this Agreement or its rights hereunder; provided, however, that FSG shall have the right to designate one or more subsidiaries or affiliate entities to take title to the Project.
10. NO BROKERAGE. FSG and the Contributors represent to the other that it has not dealt with any broker or agent in connection with this transaction.
11. MISCELLANEOUS.
     11.1 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior or contemporaneous oral agreements, understandings, representations and statements, and all prior written agreements, understandings, letters of intent and proposals are merged into this Agreement. Neither this Agreement nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

     11.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
     11.3 Partial Invalidity. The provisions hereof shall be deemed independent and severable, and the invalidity or partial invalidity or enforceability of any one provision shall not affect the validity of enforceability of any other provision hereof.
     11.4 Expenses. Except and to the extent as otherwise expressly provided to the contrary herein, each party shall each bear its own respective costs and expenses relating to the transactions contemplated hereby, including fees and expenses of legal counsel or other representatives for the services used, hired or connected with the proposed transactions mentioned above.
     11.5 Counterparts. This Agreement may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement.
     11.6 Partial Execution. If this Agreement is executed by FSG and one or more, but less than all, of the Contributors, this Agreement shall nevertheless be effective and binding upon FSG and such Contributors as are parties to this Agreement as to the Contributed Interests held by such Contributors, and the lack of joinder by one or more non-executing Contributors shall not alter or impair the effectiveness of this Agreement upon the executing parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Contribution Agreement to be executed as of the day and year first above written.

FSG:

FIRST STATES GROUP, L.P.

By:	FIRST STATES GROUP, LLC, its general partner

By:
Edward J. Matey Jr., Executive Vice President and General Counsel

CONTRIBUTORS:

Nicholas S. Schorsch

Irvin G. Schorsch, III

Peter A. Schorsch

Jeffrey C. Kahn

Charles Kahn

Jeffrey Perelman

Allen Spivak

MEADOW COURT TRUST

By:

Name:

Its:

IRREVOCABLE AGREEMENT OF TRUST OF ROGER R. KEHR

By:

Name:

Its:

ESTATE OF HENRY FAULKNER, III

By:

Name:

Its:

L.D.D. INVESTMENT COMPANY

By:

Name:

Its:

HIDDEN GLEN TRUST

By:

Name:

Its:

ARLINGTON CEMETERY GROUP

By:

Name:

Its:

Exhibit A

	Purchase Price per Contribution Agreement, net of True-Up			$24,549,815

	Partnership	Percent of	Allocation of			Conversion to
	Interest	Retained Interest	Purchase Price	Multiplier	Cash Value	OP Units (at $10.00)

Nicholas S. Schorsch	5.01%	45.50%	$11,171,169	0.1235955	$1,380,706.30	138,071
Meadow Court Trust	0.81%	7.36%	1,806,117	0.1235955	223,227.96	22,323
Irvin G. Schorsch	0.43%	3.91%	958,803	0.1235955	118,503.73	11,850
Peter A. Schorsch	0.39%	3.54%	869,612	0.1235955	107,480.13	10,748
Irrevocable Agreement of Trust of Roger R. Kehr	0.72%	6.54%	1,605,437	0.1235955	198,424.86	19,842
Estate of Henry Faulkner, III	0.74%	6.72%	1,650,033	0.1235955	203,936.66	20,394
Jeffrey C. Kahn	0.48%	4.36%	1,070,292	0.1235955	132,283.24	13,228
Charles Kahn	0.32%	2.91%	713,528	0.1235955	88,188.83	8,819
L.D.D. Investment Company	0.25%	2.27%	557,444	0.1235955	68,897.52	6,890
Hidden Glen Trust	0.73%	6.63%	1,627,735	0.1235955	201,180.76	20,118
Jeffrey Perelman	0.20%	1.82%	445,955	0.1235955	55,118.02	5,512
Allen Spivak	0.63%	5.72%	1,404,758	0.1235955	173,621.75	17,362
Arlington Cemetery Group	0.30%	2.72%	668,932	0.1235955	82,677.02	8,268

	11.01%	100.00%	$24,549,815		$3,034,247	303,425